EXHIBIT 99.1

Contact Information:

Investors:

Weight Watchers International, Inc. Sarika Sahni Investor Relations (212) 589-2751	Brainerd Communicators, Inc. Corey Kinger (212) 986-6667

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2009 RESULTS

NEW YORK, N.Y., February 25, 2010 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the fourth quarter and full year 2009, which ended January 2, 2010. The Company’s fourth quarter and full year 2009 consisted of 13 weeks and 52 weeks, respectively, while the Company’s fourth quarter and full year 2008 consisted of 14 weeks and 53 weeks, respectively.

Fourth Quarter 2009 Results

For the 13-week fourth quarter of 2009, net revenues were $311.3 million versus $346.2 million for the 14-week fourth quarter of 2008. Adjusting the fourth quarter of 2008 to exclude a $9.2 million benefit from an accrual reversal associated with the previously reported adverse U.K. VAT ruling, net revenues for the fourth quarter of 2009 were down $25.7 million versus the prior year period.

As recently reported, the Company received an adverse tax ruling that its U.K. leaders should have been classified as employees as opposed to self-employed for U.K. tax purposes, which resulted in a $36.7 million charge ($25.6 million after-tax) for the period from April 2001 to the end of 2009. Net income for the fourth quarter of 2009 was $18.7 million, including this charge related to the U.K. self-employment tax ruling, versus $47.6 million in the fourth quarter of 2008, including the $9.2 million benefit ($6.2 million after-tax) associated with the U.K. VAT ruling. Net income for the fourth quarter of 2009, excluding these charges and adjusting the fourth quarter of 2008 to exclude the benefit associated with the U.K. VAT ruling, was $44.3 million versus $41.4 million for the prior year period.

Earnings per fully diluted share were $0.24 for the fourth quarter of 2009, including a $0.33 charge associated with the U.K. self-employment tax ruling, versus earnings per fully diluted share of $0.62 for the prior year period, including $0.08 for the benefit associated with the U.K.

VAT ruling. Excluding theses items from the fourth quarters of 2009 and 2008, earnings per fully diluted share for the 13-week fourth quarter of 2009 were $0.57, up $0.03 per fully diluted share, versus $0.54 for the 14-week fourth quarter of 2008.

The following table sets forth earnings per fully diluted share for the fourth quarter of 2009 as reported and as adjusted for the current and prior years’ net impact of the U.K. self-employment tax ruling, and earnings per fully diluted share for the fourth quarter of 2008 as reported and as adjusted for the prior years’ benefit associated with the U.K. VAT tax ruling:

Fourth Quarter Results

	2009 (13 weeks)	2008 (14 weeks)
Earnings Per Fully Diluted Share, As Reported	$0.24	$0.62
Net Impact of U.K. Tax Rulings, Prior Years	0.29	(0.08)

	0.53	0.54
Net Impact of U.K. Self-Employment Tax Ruling, Current Year	0.04	—

Earnings Per Fully Diluted Share, As Adjusted	$0.57	$0.54

Full Year 2009 Results

For the 52 weeks of full year 2009, net revenues were $1,398.9 million versus $1,535.8 million for the 53 weeks of full year 2008. Excluding from net revenues for the full year 2008 net charges of $18.7 million associated with the U.K. VAT ruling, net revenues for the full year 2009 were down $155.6 million versus the prior year.

Net income for the full year 2009 was $177.3 million, including a $36.7 million charge ($25.6 million after-tax) related to the U.K. self-employment tax ruling and $5.5 million in restructuring charges ($3.4 million after-tax) associated with the Company’s previously reported cost savings initiatives, versus net income of $204.3 million for the full year 2008, including $18.7 million of net charges ($12.7 million after-tax) associated with the U.K. VAT ruling. Excluding these charges from the full years 2009 and 2008, net income for the full year 2009 was $206.3 million versus $217.0 million for the prior year.

Earnings per fully diluted share were $2.30 for the full year 2009, including a $0.33 charge associated with the U.K. self-employment tax ruling and $0.04 for restructuring charges associated with the Company’s cost savings initiatives, versus earnings per fully diluted share for the full year 2008 of $2.60, including $0.17 for the net charges associated with the U.K. VAT ruling. Excluding these charges from the full years 2009 and 2008, earnings per fully diluted share were $2.68 for the 52 weeks of 2009 versus $2.77 for the 53 weeks of 2008.

The following table sets forth earnings per fully diluted share for the full year 2009 as reported and as adjusted for the current and prior years’ net impact of the U.K. self-employment tax ruling and the restructuring charges associated with the Company’s cost savings initiatives, and earnings per fully diluted share for the full year 2008 as reported and as adjusted for the prior years’ net charges associated with the U.K. VAT tax ruling:

Full Year Results

	2009 (52 weeks)	2008 (53 weeks)
Earnings Per Fully Diluted Share, As Reported	$2.30	$2.60
Net Impact of U.K. Tax Rulings, Prior Years	0.29	0.17
Restructuring Charges	0.04	—

	2.64	2.77
Net Impact of U.K. Self-Employment Tax Ruling, Current Year	0.04	—

Earnings Per Fully Diluted Share, As Adjusted	$2.68	$2.77

Note: Totals may not sum due to rounding

Full Year 2010 Guidance

Commenting on the Company’s full year 2009 results and 2010 guidance, David Kirchhoff, President and Chief Executive Officer of the Company, said, “In light of the difficult economic environment, I am gratified that we delivered full year 2009 results well within our original earnings guidance. As I look forward, I expect 2010 to remain challenging. While we will continue to aggressively manage our operations to maximize near-term results, we will also continue to invest in initiatives to modernize our offerings to drive long-term growth in our meetings business.”

The Company provided full year 2010 earnings guidance of between $2.25 and $2.50 per fully diluted share.

Fourth Quarter and Full Year 2009 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, David Kirchhoff, President and Chief Executive Officer, and Ann Sardini, Chief Financial Officer, will discuss fourth quarter and full year 2009 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated statement of operations presented in accordance with accounting principles generally accepted in the United States, or GAAP, the Company has disclosed non-GAAP measures of operating results that exclude or adjust certain items. Net revenues, net income and earnings per fully diluted share are discussed in this release both as reported (on a GAAP basis) and excluding from the fourth quarter and full year 2009 the impact of the recently reported adverse U.K. tax ruling relating to the self-employment status of the Company’s U.K. leaders and restructuring charges associated with the Company’s previously reported cost savings initiatives, and adjusting the fourth quarter and full year 2008 results to exclude the impact of the Company’s previously reported adverse U.K. VAT tax ruling. Management believes these non-GAAP financial measures provide useful supplemental information to investors regarding the performance of the Company’s business and are useful for period-over-period comparisons of the performance of the Company’s business. While the Company believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Consolidated Statements of Operations” for the three months and full year ended January 2, 2010 and January 3, 2009 included with this release for a reconciliation of the non-GAAP financial measures excluding from the fourth quarter and full year 2009 the adverse U.K. tax ruling relating to the self-employment status of the Company’s U.K. leaders and restructuring charges associated with the Company’s cost savings initiatives, and adjusting the fourth quarter and full year 2008 results to exclude the impact of the U.K. VAT ruling to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds almost 50,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based weight management provider in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products, or the failure of its services and products to continue to appeal to the market; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees and licensees; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage people from gathering with others; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; risks associated with unauthorized penetration of the Company’s information security; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the impact of the Company’s debt service obligations and restrictive debt covenants; the possibility that the interests of the Company’s majority owner will conflict with the other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	January 2,	January 3,
	2010	2009
ASSETS
Current assets	$199.9	$225.0
Property and equipment, net	36.0	37.5
Goodwill, franchise rights and other intangible assets, net	841.6	828.4
Deferred income taxes	—	8.1
Other	10.0	7.7

TOTAL ASSETS	$1,087.5	$1,106.7

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$536.0	$495.1
Long-term debt	1,238.0	1,485.0
Other	46.8	13.6

TOTAL LIABILITIES	1,820.8	1,993.7

Shareholders’ deficit	(736.5)	(887.5)
Noncontrolling interest	3.2	0.5

TOTAL DEFICIT	(733.3)	(887.0)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,087.5	$1,106.7

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended (13 weeks) January 2, 2010			Three Months Ended (14 weeks) January 3, 2009
	Reported Results	Impact of U.K. Self- Employment Ruling	Adjusted Results	Reported Results	Net Impact of U.K. VAT Ruling	Adjusted Results
Revenues, net	$311.3	$—	$311.3	$346.2	$(9.2)	$337.0
Cost of revenues	181.0	(36.7)	144.3	161.6	—	161.6

Gross profit	130.3	36.7	167.0	184.6	(9.2)	175.4
Marketing expenses	36.9	—	36.9	40.9	—	40.9
Selling, general and administrative expenses	43.2	—	43.2	43.8	—	43.8

Operating income	50.2	36.7	86.9	99.9	(9.2)	90.7
Interest expense	16.3	—	16.3	24.4	—	24.4
Other expense (income), net	0.2	—	0.2	(0.7)	—	(0.7)

Income before income taxes	33.7	36.7	70.4	76.2	(9.2)	67.0
Provision for income taxes	15.9	11.1	27.0	29.4	(3.0)	26.4

Net income	17.8	25.6	43.4	46.8	(6.2)	40.6
Net loss attributable to the noncontrolling interest	0.9	—	0.9	0.8	—	0.8

Net income attributable to WWI	$18.7	$25.6	$44.3	$47.6	$(6.2)	$41.4

Earnings Per Share attributable to WWI:
Basic	$0.24	$0.33	$0.58	$0.62	$(0.08)	$0.54

Diluted	$0.24	$0.33	$0.57	$0.62	$(0.08)	$0.54

Weighted average common shares outstanding:
Basic	77.0	77.0	77.0	76.9	76.9	76.9

Diluted	77.2	77.2	77.2	77.1	77.1	77.1

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended (52 weeks) January 2, 2010				Twelve Months Ended (53 weeks) January 3, 2009
	Reported Results	Impact of U.K. Self- Employment Ruling	Impact of Restructuring Charges	Adjusted Results	Reported Results	Net Impact of U.K. VAT Ruling	Adjusted Results
Revenues, net	$1,398.9	$—	$—	$1,398.9	$1,535.8	$18.7	$1,554.5
Cost of revenues	671.0	(36.7)	—	634.3	700.8	—	700.8

Gross profit	727.9	36.7	—	764.6	835.0	18.7	853.7
Marketing expenses	200.5	—	—	200.5	227.4	—	227.4
Selling, general and administrative expenses	170.8	—	(5.5)	165.3	182.6	—	182.6

Operating income	356.6	36.7	5.5	398.8	425.0	18.7	443.7
Interest expense	66.7	—	—	66.7	92.7	—	92.7
Other income, net	(0.2)	—	—	(0.2)	(2.0)	—	(2.0)

Income before income taxes	290.1	36.7	5.5	332.3	334.3	18.7	353.0
Provision for income taxes	115.6	11.1	2.1	128.8	132.0	6.0	138.0

Net income	174.5	25.6	3.4	203.5	202.3	12.7	215.0
Net loss attributable to the noncontrolling interest	2.8	—	—	2.8	2.0	—	2.0

Net income attributable to WWI	$177.3	$25.6	$3.4	$206.3	$204.3	$12.7	$217.0

Earnings Per Share attributable to WWI:
Basic	$2.30	$0.33	$0.04	$2.68	$2.61	$0.17	$2.78

Diluted	$2.30	$0.33	$0.04	$2.68	$2.60	$0.17	$2.77

Weighted average common shares outstanding:
Basic	77.0	77.0	77.0	77.0	78.2	78.2	78.2

Diluted	77.1	77.1	77.1	77.1	78.5	78.5	78.5

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	January 2, 2010 (13 weeks)	January 3, 2009 Reported (14 weeks)	January 3, 2009 Excluding Net Impact of U.K. VAT Ruling (14 weeks) (2)
Total Revenues (in $ millions)
Meeting Fees	184.1	214.5	205.3
Product Sales	56.2	63.1	63.1
Internet Revenues	47.6	43.2	43.2
Franchise Commissions	2.6	3.1	3.1
All Other	20.8	22.2	22.2

Total Revenues	311.3	346.2	337.0

North America (in $ millions)
Meeting Fees	119.7	144.1	144.1
Product Sales	30.3	35.8	35.8

Total	150.0	179.9	179.9

International (in $ millions)
Meeting Fees	64.4	70.4	61.2
Product Sales	26.0	27.3	27.3

Total	90.4	97.7	88.5

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	13.2	14.2	14.2
UK Meeting Paid Weeks	3.6	3.6	3.6
CE Meeting Paid Weeks	2.9	3.0	3.0
Other Meeting Paid Weeks	0.7	0.6	0.6

Sub-total Meeting Paid Weeks	20.4	21.4	21.4
Online Paid Weeks	10.2	9.4	9.4

Total Paid Weeks	30.6	30.8	30.8

Attendance (in millions)
North America	6.4	7.8	7.8
UK	2.2	2.4	2.4
CE	1.8	2.1	2.1
Other	0.5	0.5	0.5

Total Attendance	10.9	12.8	12.8

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	763.0	679.0	679.0

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

(2)	In adjusting the fiscal 2008 reported results to exclude the net impact of the previously reported adverse U.K. VAT ruling, the reported results for “Total Revenues—Meeting Fees”, “Total Revenues—Total Revenues”, “International—Meeting Fees” and “International—Total” were adjusted by the aggregate amount of $9.2 million.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Twelve Months Ended
	January 2, 2010 (52 weeks)	January 3, 2009 Reported (53 weeks)	January 3, 2009 Excluding Net Impact of U.K. VAT Ruling (53 weeks) (2)
Total Revenues (in $ millions)
Meeting Fees	817.5	908.0	926.7
Product Sales	292.1	339.8	339.8
Internet Revenues	196.0	185.8	185.8
Franchise Commissions	13.1	16.2	16.2
All Other	80.2	86.0	86.0

Total Revenues	1,398.9	1,535.8	1,554.5

North America (in $ millions)
Meeting Fees	547.0	625.3	625.3
Product Sales	154.5	177.1	177.1

Total	701.4	802.4	802.4

International (in $ millions)
Meeting Fees	270.6	282.8	301.5
Product Sales	137.6	162.7	162.7

Total	408.2	445.4	464.1

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	55.8	61.0	61.0
UK Meeting Paid Weeks	16.2	15.0	15.0
CE Meeting Paid Weeks	12.7	12.5	12.5
Other Meeting Paid Weeks	2.9	2.8	2.8

Sub-total Meeting Paid Weeks	87.6	91.2	91.2
Online Paid Weeks	42.7	38.9	38.9

Total Paid Weeks	130.3	130.2	130.2

Attendance (in millions)
North America	32.1	36.5	36.5
UK	11.4	11.6	11.6
CE	8.6	9.8	9.8
Other	2.1	2.2	2.2

Total Attendance	54.3	60.0	60.0

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	763.0	679.0	679.0

Note:	Totals may not sum due to rounding.
(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

(2)	In adjusting the fiscal 2008 reported results to exclude the net impact of the previously reported adverse U.K. VAT ruling, the reported results for “Total Revenues—Meeting Fees”, “Total Revenues—Total Revenues”, “International—Meeting Fees” and “International—Total” were adjusted by the aggregate amount of $18.7 million.